UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset/Claymore Inflation-Linked

Securities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA 91101

Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN

ASSET/CLAYMORE

INFLATION-LINKED

SECURITIES & INCOME

FUND (WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s annual shareholder report for the twelve-month reporting period ended December 31, 2014.

For the twelve-month period ended December 31, 2014, the Fund returned 3.68% based on its net asset value (“NAV”)i and 5.20% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 0.87% and 4.43%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to the Fund’s absolute performance during the reporting period was our allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv, although this was mitigated in part by the use of derivatives to hedge duration and yield curvev exposures. Allocations to non-U.S. linkers in countries such as Japan, New Zealand, Sweden, Australia and Canada were also beneficial for results, although mitigated by currency weakness.

The Fund’s exposure to select investment-grade corporate bonds in the Banking, Consumer Non-Cyclical1 and Communications2 sectors were additive for performance. Their spreads narrowed during the year as corporate profits were generally solid and investor demand was strong overall as they looked to generate incremental yield in the low interest rate environment.

As of December 31, 2014, the Fund’s market price of $11.60 per share represented a discount of 12.19% to its NAV of $13.21 per share. In each month of 2014, the Fund provided its investors with a distribution of $0.032 per share. The most recent distribution represents an annualized distribution rate of 3.59%

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

based on the Fund’s last closing market price of $11.60 as of December 31, 2014.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•	At least 80% of its total managed assetsvi in inflation-linked securities

•	At least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)

•

No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationvii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts, for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 46 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

January 30, 2015

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

Letter to shareholders (cont’d)

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

vii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary (cont’d)

per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assetsi in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)ii. The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund will not invest in bonds that are below investment grade quality at the time of purchase. The Fund currently expects that the average effective durationiii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. There can be no assurance that the Fund will achieve its investment objectives.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-durationiv Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)v, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%. All told, the Barclays U.S. Aggregate Indexvi returned 5.97% for the twelve months ended December 31, 2014.

Inflation was well contained during the reporting period. For the twelve months ended December 31, 2014, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vii was 0.8%. The CPI-U less food and energy was 1.6% over the same time frame. Despite benign inflation,

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	1

Fund overview (cont’d)

U.S. Treasury Inflation-Protected Securities (“TIPS”)viii generated a positive return for the twelve months ended December 31, 2014, as the Barclays U.S. TIPS Indexix returned 3.64%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our exposures to non-U.S. inflation-protected securities (“linkers”), emerging market sovereigns and mortgage-backed securities. In contrast, we reduced our allocations to U.S. TIPS and investment-grade corporate bonds.

The Fund employed U.S. Treasury futures and options on U.S. Treasury futures, Euro-Dollar futures and options, and Euro-Bund futures and options on Euro-Bund futures during the reporting period to manage its yield curvex positioning and duration. The use of these instruments detracted from performance. Interest rate swaps, used to gain inflation-related exposure, did not meaningfully impact performance. Finally currency forwards, which were used to manage our currency exposures, were additive for results.

Leverage was used during the reporting period. We ended the period with leverage as a percentage of gross assets of roughly 26% versus 13% when the period began. The use of leverage detracted from performance over the twelve months ended December 31, 2014.

Performance review

For the twelve months ended December 31, 2014, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 3.68% based on its net asset value (“NAV”)xi and 5.20% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxii and the Barclays U.S. Government Inflation-Linked All Maturities Indexxiii, returned 0.87% and 4.43%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiv and the Fund’s Custom Benchmarkxv returned 4.08% and 4.74%, respectively, over the same time frame.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.42 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2014
Price Per Share	12-Month Total Return**
$13.21 (NAV)	3.68	%†
$11.60 (Market Price)	5.20	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2014, please refer to page 36 of this report.

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to net asset value (NAV). Since the Fund is listed on the New York Stock Exchange, the share price may trade above (premium) or below (discount) it’s NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. In fact, during the fourth quarter of 2014, closed-end funds traded at some of the largest discounts since the financial crisis, with nearly 90% of all such funds trading below NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board of Trustees regularly evaluates, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed-income portfolios.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our allocation to U.S. TIPS, although this was mitigated in part by the use of derivatives to hedge duration and yield curve exposures. Allocations to non-U.S. linkers in countries such as Japan, New Zealand, Sweden, Australia and Canada were also beneficial for results, although mitigated by currency weakness.

The Fund’s exposure to select investment-grade corporate bonds in the Banking, Consumer Non-Cyclical1 and Communications2 sectors were additive for performance. Their spreads narrowed during the year as corporate profits were generally solid and investor demand was strong overall as they looked to generate incremental yield in the low interest rate environment.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its allocations to Brazilian inflation linked bonds and currency. In addition, select emerging market holdings within the Fund’s investment-grade credit allocation detracted from performance.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	3

Fund overview (cont’d)

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: U.S. Treasury Inflation Protected Securities (93.4%), Non-U.S. Treasury Inflation Protected Securities (15.5%), Corporate Bonds & Notes (11.8%), Sovereign Bonds (6.3%) and Collateralized Mortgage Obligations (2.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ix	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xiii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiv	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xv

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays Capital U.S. Credit Index. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Schedule of investments

December 31, 2014

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 93.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	5,051,477	$5,930,747
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	490,512	562,096
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	28,472,013	32,233,422	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	11,744,880	16,142,786
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,006,433	1,248,841
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,856,601	5,519,761
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	13,011,600	16,988,270
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	16,815,862	16,338,981
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	6,713,200	6,311,455
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	7,193,081	8,141,108
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	3,730,680	3,724,267
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	60,416,898	59,628,639	(a)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	41,980,623	42,600,509	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,023,342	4,011,083
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	670,200	698,632
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,730,025	15,453,873	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	4,181,760	4,185,026
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	2,165,354	2,321,327
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	850,080	890,126
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	13,035,422	12,986,539
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	7,388,717	7,739,104
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,096,716	3,327,517
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	7,329,802	7,692,854
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,812,041	13,985,768
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	25,546,072	24,847,540
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	10,274,072	10,009,997
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	21,808,864	21,088,147
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,448,682	4,398,288
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	6,681,956	6,710,668
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	4,130,124	3,977,503
Total U.S. Treasury Inflation Protected Securities (Cost — $362,718,816)				359,694,874
Asset-Backed Securities — 0.0%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.725%	9/25/27	917	877	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.720%	3/25/31	9,033	8,876	(b)(c)
Total Asset-Backed Securities (Cost — $4,410)				9,753

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	9

Schedule of investments (cont’d)

December 31, 2014

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 2.3%
Banc of America Mortgage Securities Inc., 2003-D	2.622%	5/25/33	29,174	$29,112	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.384%	11/25/34	74,627	72,767	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.464%	2/25/37	19,712	19,711	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	3,901	3,970
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	5,079,652	779,545
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	2,387,081	274,717
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	7,075,728	814,200
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.934%	9/16/46	12,352,804	601,137	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.870%	3/16/49	5,102,430	256,560	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.826%	2/16/53	8,869,144	544,095	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.022%	1/16/53	2,465,563	203,912	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.861%	2/16/53	4,126,026	284,374	(b)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.754%	1/16/54	7,855,833	506,191	(b)
Government National Mortgage Association (GNMA), 2012-89 IO, IO	1.273%	12/16/53	7,911,360	497,854	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	3,927,338	286,002	(b)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.034%	6/16/55	6,842,967	476,667	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.381%	2/16/48	4,300,133	338,588	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.037%	9/16/55	4,230,921	308,735	(b)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	1.105%	10/16/56	21,957,214	1,806,282	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	2.536%	9/25/34	181,489	171,430	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.050%	10/25/33	40,620	40,513	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	6,572	6,533	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.430%	11/25/33	7,854	7,923	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.936%	1/25/29	4,630	4,563	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.408%	2/25/34	19,392	19,474	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	12,274	13,769
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	87,600	84,495
Sequoia Mortgage Trust, 2003-8 A1	0.806%	1/20/34	19,339	18,432	(b)

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.390%	8/25/33	17,505	$17,996	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.184%	2/25/37	202,083	167,856	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	18,484	19,500
Total Collateralized Mortgage Obligations (Cost — $8,485,398)				8,676,903
Corporate Bonds & Notes — 11.8%
Consumer Staples — 0.9%
Tobacco — 0.9%
Altria Group Inc., Senior Notes	2.850%	8/9/22	850,000	825,942
Altria Group Inc., Senior Notes	9.950%	11/10/38	1,000,000	1,710,653
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,000,000	970,551
Total Consumer Staples				3,507,146
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,500,000	1,588,125
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,000,000	926,570
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,123,000	1,021,447
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,277,000	1,302,540
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,500,000	1,432,500	(c)
Total Energy				6,271,182
Financials — 6.4%
Banks — 4.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	948,832
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000	1,045,006
Bank of America Corp., Senior Notes	4.100%	7/24/23	750,000	789,863
Bank of America Corp., Senior Notes	5.000%	1/21/44	810,000	907,058
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,160,000	2,361,798
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,273,000	1,274,812
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,500,000	1,939,580
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000	801,607
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,250,000	2,119,500	(b)(d)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,080,000	1,255,935
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/12/15	2,700,000	2,606,850	(b)(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,300,000	1,479,027
Total Banks				17,529,868
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000	1,112,650

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	11

Schedule of investments (cont’d)

December 31, 2014

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	730,000		$764,675	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	700,000		830,519
Total Consumer Finance					1,595,194
Diversified Financial Services — 1.1%
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	2,000,000		2,177,500	(b)(d)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000		2,121,760
Total Diversified Financial Services					4,299,260
Total Financials					24,536,972
Industrials — 0.6%
Airlines — 0.3%
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	952,306		961,829	(c)
Construction & Engineering — 0.3%
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,500,000		1,311,750	(c)
Total Industrials					2,273,579
Materials — 0.9%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Bonds	6.450%	2/3/24	710,000		711,775
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	790,000		795,925	(c)
Total Chemicals					1,507,700
Metals & Mining — 0.5%
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,000,000		893,346
Vale SA, Senior Notes	5.625%	9/11/42	1,362,000		1,268,580
Total Metals & Mining					2,161,926
Total Materials					3,669,626
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,500,000		1,622,880	(c)
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,073,000		1,374,673
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,076,000		1,113,175	(c)
Total Telecommunication Services					4,110,728
Utilities — 0.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,000,000		1,210,366
Total Corporate Bonds & Notes (Cost — $43,906,542)					45,579,599
Non-U.S. Treasury Inflation Protected Securities — 15.5%
Australia — 1.0%
Australia Government Bond, Senior Bonds	2.500%	9/20/30	3,400,000	AUD	3,883,065	(e)

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 6.3%
Federative Republic of Brazil, Notes	6.000%	8/15/22	56,243,587	BRL	$21,356,561
Federative Republic of Brazil, Notes	6.000%	8/15/50	7,337,972	BRL	2,740,472
Total Brazil					24,097,033
Canada — 1.2%
Government of Canada, Bonds	4.250%	12/1/26	3,727,048	CAD	4,649,250
Japan — 0.6%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	284,071,200	JPY	2,495,287
Mexico — 0.5%
United Mexican States, Senior Bonds	4.500%	12/4/25	22,135,546	MXN	1,769,720
New Zealand — 1.0%
New Zealand Government Bond, Senior Bonds	2.000%	9/20/25	4,760,000	NZD	3,816,261	(e)
Sweden — 0.9%
Kingdom of Sweden, Bonds	0.250%	6/1/22	26,230,000	SEK	3,508,815
United Kingdom — 4.0%
United Kingdom Gilt, Bonds	0.125%	11/22/19	9,232,731	GBP	15,427,673	(e)
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $65,565,302)					59,647,104
Sovereign Bonds — 6.3%
Brazil — 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	9,088,000	BRL	3,256,524
Mexico — 4.3%
United Mexican States, Bonds	8.000%	6/11/20	22,950,000	MXN	1,750,800
United Mexican States, Bonds	6.500%	6/9/22	195,250,000	MXN	13,875,452
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		1,027,320
Total Mexico					16,653,572
South Africa — 1.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	3,700,000		4,167,125
Total Sovereign Bonds (Cost — $26,028,329)					24,077,221

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 1-Year Futures, Call @ $99.13		1/16/15	565		3,531
Eurodollar Mid Curve 1-Year Futures, Call @ $99.25		1/16/15	565		3,531
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		1/23/15	113		1,766
U.S. Treasury 30-Year Bonds Futures, Call @ $148.00		1/23/15	340		69,062
U.S. Treasury 30-Year Bonds Futures, Call @ $150.00		1/23/15	401		25,063
Total Purchased Options (Cost — $446,620)					102,953
Total Investments before Short-Term Investments (Cost — $507,155,417)					497,788,407

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.3%
Repurchase Agreements — 2.3%
Bank of America repurchase agreement dated 12/31/14; Proceeds at maturity — $1,750,004; (Fully collateralized by U.S. government obligations, 3.750% due 11/15/43; Market value — $1,784,999)	0.040%	1/2/15	1,750,000	$1,750,000
Barclays Capital Inc. repurchase agreement dated 12/31/14; Proceeds at maturity — $7,250,012; (Fully collateralized by U.S. government obligations, 2.125% due 12/31/21; Market value — $7,394,810)	0.030%	1/2/15	7,250,000	7,250,000
Total Short-Term Investments (Cost — $9,000,000)				9,000,000
Total Investments — 131.6% (Cost — $516,155,417#)				506,788,407
Liabilities in Excess of Other Assets — (31.6)%				(121,659,470)
Total Net Assets — 100.0%				$385,128,937

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $517,068,768.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Financial Statements.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $516,155,417)	$506,788,407
Foreign currency, at value (Cost — $2,152,378)	2,106,087
Cash	1,022,206
Interest receivable	3,152,113
Unrealized appreciation on forward foreign currency contracts	3,037,794
OTC swaps, at value (premiums received — $0)	1,299,121
Deposits with brokers for centrally cleared swap contracts	1,097,138
Deposits with brokers for reverse repurchase agreements	915,000
Deposits with brokers for open futures contracts	391,053
Deposits with brokers for open purchased options contracts	184,905
Foreign currency collateral for open futures contracts, at value (Cost — $172,925)	152,468
Receivable from broker — variation margin on open futures contracts	32,347
Prepaid expenses	9,940
Total Assets	520,188,579

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	133,146,901
Distributions payable	932,890
Unrealized depreciation on forward foreign currency contracts	522,305
Investment management fee payable	177,188
Interest payable	80,275
Service agent fees payable	66,446
Administration fee payable	19,110
Payable to broker — variation margin on centrally cleared swaps	18,217
Accrued expenses	96,310
Total Liabilities	135,059,642
Total Net Assets	$385,128,937

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding	400,518,209
Overdistributed net investment income	(749,279)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(7,595,066)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(7,044,927)
Total Net Assets	$385,128,937

Shares Outstanding	29,152,821

Net Asset Value	$13.21

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	15

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$12,027,579

Expenses:
Investment management fee (Note 2)	1,920,083
Servicing agent fees (Note 2)	720,031
Administration fees (Note 2)	225,000
Interest expense (Note 3)	152,145
Trustees’ fees	103,659
Transfer agent fees	86,122
Legal fees	77,194
Fund accounting fees	45,155
Custody fees	43,409
Audit and tax fees	38,719
Shareholder reports	33,094
Stock exchange listing fees	30,062
Insurance	8,640
Miscellaneous expenses	1,818
Total Expenses	3,485,131
Net Investment Income	8,542,448

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,088,288)	[1]
Futures contracts	(3,199,053)
Written options	2,086,020
Swap contracts	1,023,544
Foreign currency transactions	1,257,547
Net Realized Loss	(1,920,230)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,309,512
Futures contracts	(646,364)
Written options	(15,200)
Swap contracts	(443,383)
Foreign currencies	2,330,800
Change in Net Unrealized Appreciation (Depreciation)	7,535,365
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	5,615,135
Increase in Net Assets From Operations	$14,157,583

[1]	Net of foreign capital gains of $890.

See Notes to Financial Statements.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$8,542,448	$2,903,085
Net realized gain (loss)	(1,920,230)	12,311,238
Change in net unrealized appreciation (depreciation)	7,535,365	(50,472,811)
Increase (Decrease) in Net Assets from Operations	14,157,583	(35,258,488)

Distributions to Shareholders From (Note 1):
Net investment income	(10,151,561)	(3,311,760)
Net realized gains	(1,976,012)	(7,882,923)
Decrease in Net Assets from Distributions to Shareholders	(12,127,573)	(11,194,683)
Increase (Decrease) in Net Assets	2,030,010	(46,453,171)

Net Assets:
Beginning of year	383,098,927	429,552,098
End of year*	$385,128,937	$383,098,927
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(749,279)	$34,112

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	17

Statement of cash flows

For the Year Ended December 31, 2014

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$14,157,583
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(142,626,236)
Sales of portfolio securities	137,041,540
Net purchases, sales and maturities of short-term investments	(58,692,661)
Net loss on expiration and sale of purchased options	(2,015,510)
Cash paid for purchased options	(369,835)
Net amortization of premium (accretion of discount)	(379,431)
Increase in interest receivable	(12,283)
Decrease in receivable from broker — variation margin on open futures contracts	231,061
Decrease in prepaid expenses	4,267
Decrease in deposits with brokers for open futures contracts	1,441,822
Decrease in foreign currency collateral for open futures contracts	20,872
Increase in deposits with brokers for open purchased options contracts	(184,905)
Increase in deposits with brokers for reverse repurchase agreements	(915,000)
Increase in deposits with brokers for centrally cleared swap contracts	(1,097,138)
Increase in investment management fee payable	26,600
Increase in service agent fees payable	9,976
Increase in interest payable	64,483
Increase in accrued expenses	11,993
Decrease in premiums received from written options	(24,715)
Increase in payable to broker — variation margin on open centrally cleared swap contracts	18,217
Net realized loss on investments	3,088,288
Change in unrealized appreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	(10,055,934)
Net Cash Used in Operating Activities*	(60,256,946)

Cash Flows from Financing Activities:
Distributions paid on common stock	(11,194,683)
Increase in payable for reverse repurchase agreements	74,237,195
Net Cash Provided by Financing Activities	63,042,512
Net Increase in Cash	2,785,566
Cash at Beginning of Year	342,727
Cash at End of Year	$3,128,293

*	Included in operating expenses is cash of $87,662 paid for interest on borrowings.

See Notes to Financial Statements.

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Financial highlights

For a share of common stock outstanding throughout each year ended December 31:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of year	$13.14	$14.73	$14.14	$13.15	$12.85

Income (loss) from operations:
Net investment income	0.29	0.10	0.26	0.52	0.33
Net realized and unrealized gain (loss)	0.20	(1.31)	0.68	0.97	0.42
Total income (loss) from operations	0.49	(1.21)	0.94	1.49	0.75

Less distributions from:
Net investment income	(0.35)	(0.11)	(0.35)	(0.50)	(0.36)
Net realized gains	(0.07)	(0.27)	—	—	—
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.42)	(0.38)	(0.35)	(0.50)	(0.45)

Net asset value, end of year	$13.21	$13.14	$14.73	$14.14	$13.15

Market price, end of year	$11.60	$11.42	$13.11	$12.64	$12.82
Total return, based on NAV [2,3]	3.68%	(8.29)%	6.72%	11.53%	5.91%
Total return, based on Market Price[4]	5.20%	(10.15)%	6.54%	2.54%	7.99%

Net assets, end of year (000s)	$385,129	$383,099	$429,552	$412,174	$383,244

Ratios to average net assets:
Gross expenses	0.89%	0.74%	0.70%	0.68%	0.76%
Net expenses[5]	0.89	0.74	0.70	0.68	0.76
Net investment income	2.17	0.72	1.79	3.79	2.52

Portfolio turnover rate	30%	65%	73%	58%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$359,694,874	—	$359,694,874
Asset-backed securities	—	9,753	—	9,753
Collateralized mortgage obligations	—	8,676,903	—	8,676,903
Corporate bonds & notes	—	45,579,599	—	45,579,599
Non-U.S. Treasury inflation protected securities	—	59,647,104	—	59,647,104
Sovereign bonds	—	24,077,221	—	24,077,221
Purchased options	$102,953	—	—	102,953
Total long-term investments	$102,953	$497,685,454	—	$497,788,407
Short-term investments†	—	9,000,000	—	9,000,000
Total investments	$102,953	$506,685,454	—	$506,788,407
Other financial instruments:
Futures contracts	$968,300	—	—	$968,300
Forward foreign currency contracts	—	$3,037,794	—	3,037,794
OTC total return swaps‡	—	1,299,121	—	1,299,121
Total other financial instruments	$968,300	$4,336,915	—	$5,305,215
Total	$1,071,253	$511,022,369	—	$512,093,622

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$581,709	—	—	$581,709
Forward foreign currency contracts	—	$522,305	—	522,305
Centrally cleared interest rate swaps	—	1,742,504	—	1,742,504
Total	$581,709	$2,264,809	—	$2,846,518

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	23

Notes to financial statements (cont’d)

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	25

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $522,305. If a contingent

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2014 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

issued in or by certain foreign countries are subject to capital gains tax imposed by these countries.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$825,722	$(825,722)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management agreement with Western Asset Management Company (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in an amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$91,019,993	$51,606,243
Sales	33,917,644	103,123,896

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,040,026
Gross unrealized depreciation	(20,320,387)
Net unrealized depreciation	$(10,280,361)

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$88,135,802	0.17%	$191,658,740

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.25% during the year ended December 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $152,145.

At December 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.18%	8/12/2014	1/21/2015	$75,461,901
Deutsche Bank	0.21%	8/19/2014	1/21/2015	24,475,000
Morgan Stanley	0.21%	11/21/2014	2/25/2015	33,210,000
				$133,146,901

On December 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $138,130,259.

During the year ended December 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	203	$24,715
Options written	10,077	3,388,508
Options closed	(8,858)	(2,822,266)
Options exercised	(1,422)	(590,957)
Options expired	—	—
Written options, outstanding as of December 31, 2014	—	—

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,245	12/17	$303,492,509	$303,780,000	$287,491
U.S. Treasury Ultra Long-Term Bonds	95	3/15	15,012,004	15,692,813	680,809
					$968,300
Contracts to Sell:
90-Day Eurodollar	1,245	12/18	302,373,479	302,955,188	(581,709)
Net unrealized appreciation on open futures contracts					$386,591

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	9,289,814	USD	3,594,434	Bank of America N.A.	1/16/15	$(110,030)
JPY	5,583,485	USD	47,538	Bank of America N.A.	1/16/15	(920)
USD	11,863,723	BRL	29,390,000	Bank of America N.A.	1/16/15	840,183
USD	3,476,210	BRL	8,990,000	Bank of America N.A.	1/16/15	104,260
USD	4,387,048	BRL	11,720,000	Bank of America N.A.	1/16/15	(8,864)
USD	4,877,958	CAD	5,490,000	Bank of America N.A.	1/16/15	153,946
USD	2,920,584	JPY	312,190,000	Bank of America N.A.	1/16/15	314,003
AUD	4,350,000	USD	3,818,126	Citibank, N.A.	1/16/15	(269,630)
SEK	17,580,000	USD	2,293,755	Citibank, N.A.	1/16/15	(38,539)
SEK	10,500,000	USD	1,369,990	Citibank, N.A.	1/16/15	(23,018)
USD	3,814,008	AUD	4,400,000	Citibank, N.A.	1/16/15	224,726
USD	3,913,291	AUD	4,610,000	Citibank, N.A.	1/16/15	152,702
USD	4,549,508	BRL	11,309,167	Citibank, N.A.	1/16/15	307,690
USD	7,442,525	BRL	19,780,000	Citibank, N.A.	1/16/15	23,485
USD	3,796,305	MXN	51,200,000	Citibank, N.A.	1/16/15	328,315
USD	4,394,558	MXN	61,370,000	Citibank, N.A.	1/16/15	237,712
USD	3,878,547	SEK	28,080,000	Citibank, N.A.	1/16/15	276,358
CAD	4,651,817	USD	4,071,612	Citibank, N.A.	2/13/15	(71,304)
USD	4,054,065	CAD	4,651,817	Credit Suisse First Boston Inc.	2/13/15	53,756
USD	1,639,691	BRL	4,383,549	Citibank, N.A.	3/13/15	20,658
Total						$2,515,489

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
JPY	— Japanese Yen
MXN	— Mexican Peso
SEK	— Swedish Krona
USD	— United States Dollar

32	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

At December 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
RBS Greenwich	$13,010,000	2/15/40	3.383% semi-annually	3-Month LIBOR	$(12,259)	$(1,742,504)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG	$64,120,000	10/6/16	CPURNSA*	1.61%*	—	$1,299,121

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	One time payment at termination date.

At December 31, 2014, the Fund held collateral received from Deutsche Bank AG in the amount of $1,316,094 on OTC total return swap contracts valued at $1,299,121. Net exposure to the counterparty was $(16,973). Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$102,953	—	$102,953
Futures contracts[3]	968,300	—	968,300
OTC swap contracts[4]	1,299,121		1,299,121
Forward foreign currency contracts	—	$3,037,794	3,037,794
Total	$2,370,374	$3,037,794	$5,408,168

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$581,709	—	$581,709
Centrally cleared swap contracts[5]	1,742,504	—	1,742,504
Forward foreign currency contracts	—	$522,305	522,305
Total	$2,324,213	$522,305	$2,846,518

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(2,015,510)	—	$(2,015,510)
Written options	2,086,020	—	2,086,020
Futures contracts	(3,199,053)	—	(3,199,053)
Swap contracts	1,023,544	—	1,023,544
Forward foreign currency contracts[2]	—	$1,748,645	1,748,645
Total	$(2,104,999)	$1,748,645	$(356,354)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(343,007)	—	$(343,007)
Written options	(15,200)	—	(15,200)
Futures contracts	(646,364)	—	(646,364)
Swap contracts	(443,383)	—	(443,383)
Forward foreign currency contracts[2]	—	$2,462,501	2,462,501
Total	$(1,447,954)	$2,462,501	$1,014,547

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$112,636
Written options[1]	144,703
Futures contracts (to buy)	58,178,197
Futures contracts (to sell)	103,461,275
Forward foreign currency contracts (to buy)	9,372,103
Forward foreign currency contracts (to sell)	41,438,254

34	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Average Notional Balance
Interest rate swap contracts	$4,003,077
Total return swap contracts	32,333,846

[1]	At December 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$102,953	—	$102,953
Futures contracts[5]	32,347	—	32,347
OTC swap contracts	1,299,121	$(1,299,121)	—
Forward foreign currency contracts	3,037,794	—	3,037,794
Total	$4,472,215	$(1,299,121)	$3,173,094

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Centrally cleared swap contracts[5]	$18,217	$(18,217)	—
Forward foreign currency contracts	522,305	—	$522,305
Total	$540,522	$(18,217)	$522,305

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

6. Distributions subsequent to December 31, 2014

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/31/2014	1/30/2015	$0.032
2/13/2015	2/27/2015	$0.032

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$10,340,821	$3,311,760
Net long-term capital gains	1,786,752	7,882,923
Total distributions paid	$12,127,573	$11,194,683

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,573,372
Deferred capital losses*	(309,560)
Other book/tax temporary differences(a)	(9,694,806)
Unrealized appreciation (depreciation)(b)	(7,958,278)
Total accumulated earnings (losses) — net	$(15,389,272)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on Treasury Inflation Protected securities.

36	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of

Western Asset/Claymore Inflation-Linked Securities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2015

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2014 Annual Report	37

Board approval of management and

subadvisory agreements (unaudited)

The Independent Trustees considered the following Investment Management Agreements with respect to the Fund (the “Agreements”) (i) an Investment Management Agreement between the Fund and Western Asset Management Company (“Western Asset”), (ii) an Investment Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), (iii) an Investment Management Agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and (iv) an Investment Management Agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at a meeting held on October 30, 2014. At a meeting held on November 20, 2014, the Independent Trustees reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In considering the Agreements, the Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with Western Asset’s personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to

38	Western Asset/Claymore Inflation-Linked Securities & Income Fund

manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the performance of a group of closed-end bond funds. The Trustees noted that the Fund had met its primary objective of providing current income to shareholders, and that the performance of the Fund exceeded its peer average for the one-, three- and five-year periods and was lower than its peer average performance for the ten-year period ended August 31, 2014. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees noted that the Fund’s total expense ratio and the management fee paid to Western Asset were each below the average of the fees paid by funds in its Lipper peer group. The Trustees noted that the management fee paid by the Fund was higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for Western Asset’s other clients. In light of these differences, the Trustees concluded that the difference in management fees paid by the Fund from those paid by Western Asset’s other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets

Western Asset/Claymore Inflation-Linked Securities & Income Fund	39

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

40	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. Except as noted below, the business address of each Trustee and Officer is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Information pertaining to the Trustees and Officers of the Fund is set forth below.

Independent Trustees

Michael Larson
Year of birth	1959
Position(s) held with Fund	Trustee and Chairman of the Board of Trustees[2,3]
Term of office and length of time served	Term expires in 2016; served since May 2004
Principal occupations during the past 5 years	Chief Investment Officer for William H. Gates III (1994-present).
Number of portfolios in fund complex overseen by Trustee[1]	2
Other directorships held by Trustee	Republic Services, Inc. (2009-present); Autonation, Inc. (2010-present); Fomento Economico Mexicano, SAB (2011-present); EcoLab, Inc. (2012-present).

Ronald A. Nyberg
Year of birth	1953
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2017; served since August 2003
Principal occupations during the past 5 years	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present); Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Number of portfolios in fund complex overseen by Trustee[1]	94
Other directorships held by Trustee	Edward-Elmhurst Healthcare System (2012-present)

Ronald E. Toupin, Jr.
Year of birth	1958
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2015; served since August 2003
Principal occupations during the past 5 years	Portfolio Consultant (2010-present). Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999)
Number of portfolios in fund complex overseen by Trustee[1]	91
Other directorships held by Trustee	None

Western Asset/Claymore Inflation-Linked Securities & Income Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee[4]

Kenneth D. Fuller
Year of birth	1958
Position(s) held with Fund	Trustee and President[4]
Term of office and length of time served	Term expires 2015; served since April 2013
Principal occupations during the past 5 years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMAsset Services, LLC (“LMAS”) and Legg Mason Fund AssetManagement, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of portfolios in fund complex overseen by Trustee[1]	147
Other directorships held by Trustee	None

Officers[5]

Richard F. Sennett 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial and Accounting Officer and Treasurer
Term of office and length of time served	Served since December 2011
Principal occupations during the past 5 years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

42	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Officers[5]

Todd F. Kuehl 100 International Drive, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since February 2007
Principal occupations during the past 5 years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Mark E. Mathiasen 227 West Monroe Street, Chicago, IL 60606
Year of birth	1978
Position(s) held with Fund	Secretary
Term of office and length of time served	Served since November 2010
Principal occupations during the past 5 years	Assistant Secretary, certain other funds in the fund complex (2007-present). Managing Director, Guggenheim Investment (2007-present)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

[1]

Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Adviser serves as investment manager to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Guggenheim Enhanced Equity Strategy Fund, Managed Duration Investment Grade Municipal Fund, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund and Guggenheim Build America Bonds Managed Duration Trust, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 30 separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of 11 separate portfolios), each an open-end management investment company. Additionally, Mr. Nyberg serves as a Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Securities and Income Fund II, each a closed-end investment company. Mr. Fuller serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

[2]	Member of the Audit Committee of the Board of Trustees.

[3]	Member of the Governance and Nominating Committee of the Board of Trustees.

[4]

Mr. Fuller is an “interested person” (as defined above) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

[5]

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	43

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	45

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. Investor Relations telephone number 1-888-888-0151.

46	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://guggenheiminvestments.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	47

Important tax information (unaudited)

The Fund paid the following distributions during the taxable year ended December 31, 2014:

Record Date	Payable Date	Total Distribution Paid	Ordinary Income Per Share	Long-term Capital Gains Per Share	Qualified Dividend Income for Individuals (Note 1)	Dividends Qualifying for the Dividends Received Deduction for Corporations (Note 1)	Federal Obligation Interest Percentage (Notes 1 & 2)
1/15/2014	1/31/2014	$0.032000	$0.004949	$0.027051	—	—	32.31%
2/14/2014	2/28/2014	0.032000	0.004949	0.027051	—	—	32.31
3/14/2014	3/31/2014	0.032000	0.024814	0.007186	2.96%	2.96%	32.31
4/15/2014	4/30/2014	0.032000	0.032000	—	3.13	3.13	32.31
5/15/2014	5/30/2014	0.032000	0.032000	—	3.13	3.13	32.31
6/13/2014	6/30/2014	0.032000	0.032000	—	3.13	3.13	32.31
7/15/2014	7/31/2014	0.032000	0.032000	—	3.13	3.13	32.31
8/15/2014	8/29/2014	0.032000	0.032000	—	3.13	3.13	32.31
9/15/2014	9/30/2014	0.032000	0.032000	—	3.13	3.13	32.31
10/15/2014	10/31/2014	0.032000	0.032000	—	3.13	3.13	32.31
11/14/2015	11/28/2014	0.032000	0.032000	—	3.13	3.13	32.31
12/15/2014	12/31/2014	0.032000	0.032000	—	3.13	3.13	32.31

(1)	Expressed as a percentage of the ordinary income distribution per share.

(2)	This Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

1.39% of the ordinary income distributions paid by the Fund to shareholders of record on March 14, 2014 and 1.89% of the ordinary income distributions paid from April through December 2014 represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

48	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

Kenneth D. Fuller

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Kenneth D. Fuller

President

Richard F. Sennett

Principal Financial and Accounting Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Mark E. Mathiasen

Secretary

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, LLC

227 W. Monroe

Chicago, IL 60606

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC

6201 15th Avenue

Brooklyn, NY 11219

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at guggenheiminvestments.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013148-A-(2-15)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,178 in December 31, 2013 and $26,701 in December 31, 2014.

b) Audit-Related Fees. There were no aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,335 in December 31, 2013 and $4,800 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $506 in December 31, 2013 and $569 in December 31, 2014, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset/Claymore Inflation-Linked Securities & Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset/Claymore Inflation-Linked Securities & Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and, December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset/Claymore Inflation-Linked Securities & Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund during the reporting period were $240,000 in December 31, 2013 and $257,238 in December 31, 2014.

(h) Yes. Western Asset/Claymore Inflation-Linked Securities & Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset/Claymore Inflation-Linked Securities & Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-345-7999, (2) on the fund’s website at http://www.guggenheimfunds.com/wiw and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Co-Head of Emerging Markets Debt, portfolio manager and research analyst at Western Asset for more than five years. It is anticipated that Mr. Gardner will step down as a member of the fund’s portfolio management team on or about April 30, 2015.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA	It is anticipated that Mr. Lian will become a member of the fund’s portfolio management team on or about April 30, 2015; Co-Head of Emerging Markets Debt, portfolio manager and research analyst at Western Asset since 2011; Head of Emerging Asia Portfolio Management at Pacific Investment Management Company from 2005 to 2011

Christopher Orndorff Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2010; Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	106 registered investment companies with $203.5 billion in total assets under management	233 Other pooled investment vehicles with $84.6 billion in assets under management[1]	667 Other accounts with $177.4 billion in total assets under management[2]

Keith J. Gardner‡	25 registered investment companies with $29.6 billion in total assets under management	26 Other pooled investment vehicles with $11.9 billion in assets under management[3]	147 Other accounts with $34.7 billion in total assets under management[4]

Michael C. Buchanan‡	42 registered investment companies with $39.0 billion in total assets Under management	58 Other pooled investment vehicles with $31.8 billion in assets under management[5]	192 Other accounts with $53.4 billion in total assets under management[6]

Paul E. Wynn ‡	4 registered investment companies with $2.5 billion in total assets Under management	5 Other pooled investment vehicles with $0.9 billion in assets under management	21 Other accounts with $5.2 billion in total assets under management[7]

Dennis J. McNamara ‡	35 registered investment companies with $152.7 billion in total assets Under management	18 Other pooled investment vehicles with $10.2 billion in assets under management[8]	131 Other accounts with $45.2 billion in total assets under management[9]

Chia-Liang Lian ‡	9 registered investment companies with $3.2 billion in total assets Under management	34 Other pooled investment vehicles with $12.6 billion in assets under management[10]	168 Other accounts with $37.3 billion in total assets under management[11]

Christopher Orndorff ‡	11 registered investment companies with $4.0 billion in total assets Under management	27 Other pooled investment vehicles with $10.7 billion in assets under management[12]	62 Other accounts with $25.8 billion in total assets under management[13]

1	Includes 9 accounts managed, totaling $2.1 billion, for which advisory fee is performance based.
2	Includes 54 accounts managed, totaling $17.3 billion, for which advisory fee is performance based.
3	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
4	Includes 19 accounts managed, totaling $7.7 billion, for which advisory fee is performance based.
5	Includes 4 accounts managed, totaling $1.3 billion, for which advisory fee is performance based.
6	Includes 21 accounts managed, totaling $7.9 billion, for which advisory fee is performance based.
7	Includes 1 account managed, totaling $0.04 million, for which advisory fee is performance based.
8	Includes 1 account managed, totaling $0.4 billion, for which advisory fee is performance based.
9	Includes 6 accounts managed, totaling $1.3 billion, for which advisory fee is performance based.
10	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
11	Includes 27 accounts managed, totaling $9.1 billion, for which advisory fee is performance based.
12	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
13	Includes 6 accounts managed, totaling $4.0 billion, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Keith J. Gardner	A
Michael C. Buchanan	A
Paul E. Wynn	A
Dennis J. McNamara	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015